UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2011

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

POLO RALPH LAUREN CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 15, 2011, Polo Ralph Lauren Corporation (the “Corporation”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation with the Delaware Secretary of State to change its name to “Ralph Lauren Corporation.” The Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation is filed as Exhibit 3.1 hereto and is hereby incorporated by reference. The Bylaws of the Corporation, as restated solely to reflect the change in the Corporation’s name, are filed as Exhibit 3.2 hereto and are hereby incorporated by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)           The Annual Meeting of Stockholders of the Corporation was held on August 11, 2011.

(b)           The shareholders elected all of the Corporation’s nominees for director to serve until the Corporation’s 2012 Annual Meeting of Stockholders, ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2012, approved, on an advisory basis, the compensation of the Corporation’s named executive officers and the Corporation’s compensation philosophy, policies and practices, approved, on an advisory basis, the frequency of holding future advisory votes on executive compensation annually and approved an amendment to the Corporation’s Amended and Restated Certificate of Incorporation to change the name of the Corporation to “Ralph Lauren Corporation.”

1.           Election of Directors:

Each person duly elected as a director received the number of votes indicated beside his or her name below.  Class A directors are elected by the holders of Class A common stock and Class B directors are elected by holders of Class B common stock.  On matters other than the election of directors, shares of Class A common stock are entitled to one vote per share and shares of Class B common stock are entitled to ten votes per share.

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Frank A. Bennack, Jr.	48,846,532	3,579,104	1,793,792
Joel L. Fleishman	46,775,830	5,649,806	1,793,792
Steven P. Murphy	49,056,246	3,369,390	1,793,792

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	308,312,760	0	0
Roger N. Farah	308,312,760	0	0
Jackwyn L. Nemerov	308,312,760	0	0
John R. Alchin	308,312,760	0	0
Dr. Joyce F. Brown	308,312,760	0	0
Hubert Joly	308,312,760	0	0
Robert C. Wright	308,312,760	0	0

2.	Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2012.	361,485,214	1,001,859	45,115	0

3.	Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers and the Corporation’s compensation philosophy, policies and practices.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers and the Corporation’s compensation philosophy, policies and practices.	345,621,109	13,310,913	1,806,374	1,793,792

4.	Approval, on an advisory basis, the frequency of holding future advisory votes on executive compensation.

	One Year	Two Years	Three Years	Abstentions	Non-Votes
Approval, on an advisory basis, the frequency of holding future advisory votes on executive compensation.	355,845,641	48,229	3,991,420	853,106	1,793,792

5.	Approval of an amendment to the Corporation’s Amended and Restated Certificate of Incorporation to change the name of the Corporation to “Ralph Lauren Corporation”.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Approval of an amendment to the Corporation’s Amended and Restated Certificate of Incorporation to change the name of the Corporation to “Ralph Lauren Corporation.”	362,465,015	60,954	6,219	0

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

3.2	Restated Bylaws of Ralph Lauren Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: August 15, 2011	By:	/s/ Tracey T. Travis
		Name:	Tracey T. Travis
		Title:	Senior Vice President and Chief Financial Officer